Verity U.S. Treasury Fund
Schedule of Investments
June 30, 2025 (Unaudited)

U.S. GOVERNMENT NOTES/BONDS - 96.1%	Par	Value
U.S. Treasury Notes/Bonds
2.63%, 12/31/2025	$16,000,000	$15,875,982
2.38%, 04/30/2026	15,000,000	14,792,022
2.50%, 03/31/2027	11,000,000	10,766,894
2.75%, 07/31/2027	13,861,000	13,592,172
2.88%, 05/15/2028	12,000,000	11,734,219
2.88%, 08/15/2028	13,700,000	13,366,062
4.38%, 11/30/2030	5,050,000	5,181,576
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $85,011,748)		85,308,927

SHORT-TERM INVESTMENTS - 3.0%		Value
Money Market Funds - 3.0%	Shares
First American Treasury Obligations Fund - Class X, 4.24% (a)	2,668,101	2,668,101
TOTAL SHORT-TERM INVESTMENTS (Cost $2,668,101)		2,668,101

TOTAL INVESTMENTS - 99.1% (Cost $87,679,849)		87,977,028
Other Assets in Excess of Liabilities - 0.9%		813,605
TOTAL NET ASSETS - 100.0%		$88,790,633
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Investment Valuation

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the "Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Verity Asset Management as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments at Fair Value:
U.S. Government Notes/Bonds	$–	$85,308,927	$–	$85,308,927
Money Market Funds	2,668,101	–	–	2,668,101
Total Investments	$2,668,101	$85,308,927	$–	$87,977,028

As of the period ended June 30, 2025, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Schedule of Investments for further information on the classification of investments.